                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          MEDCARE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                          MEDCARE TECHNOLOGIES, INC.
                      Suite 1210 - 1515 West 22nd Street
                              Oak Brook, IL 60523

                            Telephone: 630-472-5300



                                                                    May 19, 2000


Dear Stockholders:

You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Medcare Technologies, Inc. The meeting will be held at 10:30 a.m., local time, on June 30, 2000 at The Drake Oak Brook Hotel, 2301 S. York Road, Oak Brook, Illinois 60523. Enclosed are the official notice of this meeting, a proxy statement and a form of proxy.

At this meeting you will be asked to elect directors to serve until the next annual meeting and ratify the selection of the Company's independent auditors for 2000.

Please note that attendance at the Annual Meeting will be limited to stockholders of record at the close of business on May 19, 2000, and to guests of the Company. If your shares are registered in your name and you plan to attend the Annual Meeting, please bring the enclosed ballot with you to the meeting. If your shares are held by a broker, bank or other nominee and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so they will know how you intend to vote your shares at that time. Stockholders who do not expect to attend the Annual Meeting in person may submit their ballot to the Management of the Company at Suite 1210, 1515 West 22nd Street, Oak Brook, IL 60523.

BY ORDER OF THE BOARD OF DIRECTORS



Jeffrey S. Aronin
President & Chief Executive Officer

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            OF MEDCARE TECHNOLOGIES, INC. TO BE HELD JUNE 30, 2000

To the Stockholders of Medcare Technologies, Inc.:

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of Medcare Technologies, Inc., a Delaware corporation (the "Company"), will be held at The Drake Oak Brook Hotel, 2301 S. York Road, Oak Brook, Illinois 60523 on the 30th day of June, 2000, at 10:30 a.m. (local time) for the following purposes:

     1. To elect five directors to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and have qualified;

     2. To ratify the appointment of Arthur Andersen, L.L.P. as the Company's independent auditor for the fiscal year ending December 31, 2000;

     3. To transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

     Pursuant to the Company's Bylaws (the "Bylaws"), the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof shall be the close of business on May 19, 2000. Only holders of record of the Company's Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed. A copy of the Company's 1999 Annual Report to Stockholders, in the form of the 10-KSB filed with the Securities and Exchange Commission, which includes audited financial statements, has previously been provided to the Company's stockholders. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten
(10) days prior to the Annual Meeting.

     You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

                          BY ORDER OF THE BOARD OF DIRECTORS

                          ______________________________________________________
                          Jeffrey S. Aronin, President & Chief Executive Officer Oak Brook, Illinois
                          May 19, 2000

                          MEDCARE TECHNOLOGIES, INC.
                       1515 WEST 22nd STREET, SUITE 1210
                           OAK BROOK, ILLINOIS 60523

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JUNE 30, 2000


                   SOLICITATION AND REVOCABILITY OF PROXIES


     The accompanying proxy is solicited by the Board of Directors on behalf of Medcare Technologies, Inc., a Delaware corporation (the "Company"), to be voted at the 2000 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on June 30, 2000 at the time and place and for the purposes set forth in the accompanying Notice of Annual Stockholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted FOR the election of the nominees listed thereon, FOR the ratification of the independent auditor, and in their discretion with respect to any other matters that may properly come before the stockholders at the Annual Meeting.

     The executive offices of the Company are located at, and the mailing address of the Company is, 1515 West 22nd Street, Suite 1210, Oak Brook, Illinois 60523.

     Management does not anticipate that any matters will be presented at the Annual Meeting other than matters set forth in the Notice.

     This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed on or about May 22, 2000. The Company's Annual Report on Form 10-KSB (the "1999 Annual Report"), which serves as the Annual Report to Stockholders, covering the Company's fiscal year ended December 31, 1999, has previously been provided to the Company's stockholders.

     Any stockholder of the Company giving a proxy has the right to revoke their proxy at any time prior to the voting thereof by voting in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Jeffrey S. Aronin, President, 1515 West 22nd Street, Suite 1210, Oak Brook, Illinois 60523; no such written notice shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

     In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

     The cost of preparing, printing, assembling, and mailing the 1999 Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company.

                               QUORUM AND VOTING

     The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on May 19, 2000 (the "Record Date"). On the Record Date, there were __________ shares of Common Stock issued and outstanding.

     Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting, and neither the Company's Certificate of Incorporation (the "Certificate of Incorporation") nor its Bylaws allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes represented and entitled to vote at the Annual Meeting will be required for the approval of all other matters to be voted upon. Abstentions and broker non-votes will each be counted towards the presence of a quorum, but (i) will not be counted as votes cast and, accordingly, will have no effect on the plurality vote required for the election of directors, and (ii) will be counted as votes represented at the Annual Meeting and, accordingly, will have the effect of a vote "against" all other matters to be acted upon.

     Proxies in the accompanying form which are properly executed and returned to the Company will be voted at the Annual Meeting in accordance with the instructions contained in such proxies and, at the discretion of the proxy holders, on such other matters as may properly come before the meeting. Where no such instructions are given, the shares will be voted for the election of each of the nominees for director and the ratification of Arthur Andersen LLP as the independent auditor.

     A stockholder that intends to present a proposal at the 2001 Annual Meeting of Stockholders for inclusion in the Company's proxy statement and form of proxy relating to such meeting must submit such proposal by January 31, 2001. The proposal must be mailed to the Company's offices at 1515 W. 22nd St., Oakbrook, IL 60523.

                                    SUMMARY

     MedCare Technologies, Inc. (the "Company") is a healthcare technology service company that focuses on under-served high growth markets. The Company is the parent company of MedCare Technologies, Corporation and RxSheets.com, Inc. and was originally incorporated in the state of Utah in 1986 and changed its domicile to Delaware in 1996 through a migratory merger.

     In 1995, the Company acquired the MedCare Program ("Program"), a proprietary product of the Company, that is made up of equipment, software and services developed to provide non-pharmaceutical, non-invasive treatment to individuals suffering from urinary incontinence and other pelvic disorders. In 1996, the Company began to offer the Program to doctors and in 1998 the Program was launched nationally. The Company did not generate any revenues until 1997. During 1998, the Company's sole business was the offering of the MedCare Program.

     In October 1999, MedCare Technologies launched a new, business-to-business web site, RxSheets.com (www.rxsheets.com), which is directed exclusively at the physician and pharmaceutical marketplace. In addition, the Company changed the name of its wholly-owned subsidiary from Medcareonline.com to RxSheets.com. RxSheets.com offers a wide array of compelling and focused information and services that will enable physicians to more efficiently and effectively manage the sampling of pharmaceutical drugs. As of December 31, 1999, the Company had not generated any revenues from RxSheets.com.

     The Company's 1999 Annual Report provides a review of the Company's operations during the past year.

     The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this Proxy Statement and the exhibit hereto.

                                  The Meeting

Date, Time and Place of the Annual Meeting

     The Annual Meeting of Medcare Technologies, Inc. is scheduled to be held on June 30, 2000, at 10:30 a.m. (local time) at The Drake Oak Brook Hotel, 2301 S. York Road, Oak Brook, Illinois 60523.

Record Date

     Only holders of record of shares of Common Stock at the close of business on May 19, 2000 are entitled to receive notice of and to vote at the Annual Meeting.

Vote Required

     Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes cast with a quorum present at the Annual Meeting will be required for the approval of all other matters to be voted upon.

Accountants

     Arthur Andersen LLP has been selected by the Company to act as its independent auditor for 2000. It is not expected that the representatives of Arthur Andersen LLP will attend the Annual Meeting or be available to answer questions from the stockholders.

Recommendations

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR ("PROPOSAL 1"), AND FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000 ("PROPOSAL 2).

                                PROPOSAL NO. 1:
                           ELECTION OF BOARD MEMBERS

Nominees

     The Company's Board of Directors is currently comprised of five directors. Each of the nominees is presently a director of the Company. If so directed in the enclosed proxy, the persons named in such proxy will vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office until next annual meeting of the stockholders or until their respective successors shall have been duly elected and shall have qualified.

Information Concerning Nominees
-------------------------------


Name                    Age                   Position                   Director/Officer Since

Jeffrey S. Aronin        32     President, CEO & Chairman                July 1997
Gregory Wujek            38     Chief Operating Officer & Director       August 1998
Dr. Michael M. Blue      55     Director                                 August 1996
Alan P. Jagiello         34     CFO, Treasurer, Secretary & Director     March 1999
George Nagy              41     Director                                 April 2000

     The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. No nominee is related by blood, marriage, or adoption to another nominee or to any executive officer of the Company or its subsidiaries or affiliates.

     Assuming the presence of a quorum, each of the nominees for director of the Company requires for his election the approval of a plurality of the votes cast by the shares of Common Stock entitled to vote at the Annual Meeting.

     The Board of Directors regard all of the individuals being nominated to the Board as extremely competent professionals with many years of experience in different fields of endeavor, including sales and marketing, computer software, internet, urology, teaching, and corporate finance and development. The Board feels that this collective base of experience and knowledge is crucial in the overall development of the Company's business.

Information Concerning Current Officers and Directors
-----------------------------------------------------

     The following narrative describes the positions held by the Company's current officers and directors. Except for Jeff Aronin, CEO and President, the officers were appointed to their positions, and continue in such positions at the discretion of the directors. Jeff Aronin has an employment contract with the Company as described under the heading "Remuneration and Executive Compensation". During 2000, the Board met four times and each board member attended at least 75% of the board and committee meetings that were held while they were in office. The Company has established both a compensation and audit committee, each of which is comprised of the two non-employee directors (George Nagy and Dr. Michael M. Blue).

     JEFFREY S. ARONIN (Age 32) President and Chief Executive Officer, Chairman. Mr. Aronin is responsible for the overall corporate strategy, development and direction of the Company. Mr. Aronin coordinates the Company's divisions and leads strategic partnerships. Mr. Aronin has extensive experience in sales, marketing, management and business development. From 1995 to 1997, Mr. Aronin helped build and grow American Health Products Corporation, a growth stage medical products company. Mr. Aronin was responsible for leading the marketing and business development efforts and overall positioning of the company and its products. From 1989 to 1995, Mr. Aronin held many positions in sales, marketing and management at Carter Wallace, a U.S. based pharmaceutical company. Mr. Aronin joined the Company as its President and Chief Operating Officer in July, 1997, at which time he also became a member of its Board of Directors. He holds a bachelor's degree in marketing and finance as well as an MBA.

     ALAN P. JAGIELLO (Age 34) Chief Financial Officer, Secretary, Treasurer, Director. Mr. Jagiello is a certified public accountant with over 10 years of experience in public accounting at Arthur Andersen LLP. Prior to joining the Company in December 1998, Mr. Jagiello worked in Arthur Andersen's U.S. Professional Standards Group, where he consulted with clients and audit engagement teams on technical matters of accounting and Securities and Exchange Commission reporting. The Professional Standards Group sets, monitors and disseminates policies on accounting and auditing standards for Arthur Andersen worldwide and represents the firm before the Financial Accounting Standards Board, the Securities and Exchange Commission, the American Institute of Certified Public Accountants and the International Accounting Standards Committee. Before joining this group, Mr. Jagiello assisted numerous clients ranging from large, multinational corporations to closely held businesses, and has provided due diligence services on acquisitions, performed benchmarking projects and prepared internal control recommendations. Mr. Jagiello has authored a number of publications regarding technical accounting issues and is a member of the American Institute of Certified Public Accountants.

     GREGORY WUJEK (Age 38) Chief Operating Officer, Director. Mr. Wujek joined the Company in November 1997 and brought with him over 10 years of sales/marketing and management experience in the healthcare industry. Over the course of seven years, Mr. Wujek worked at Forest Laboratories, an international pharmaceutical concern, holding positions in sales/marketing and management and his last two years as Director of the Managed Care Department. In his role, Mr. Wujek directed and assisted in all industry-related areas such as sales, marketing, contract negotiation, pricing, product launches, military and government contracting and management. Prior to joining the Company, Mr. Wujek held the position of Vice President of Sales at SMG Marketing Group, a consulting firm to the healthcare industry. Mr. Wujek consulted for several international pharmaceutical companies on the dynamics of marketing to the managed care marketplace.

     MICHAEL M. BLUE, M.D. (Age 55), Director. Dr. Blue is a Board-certified urologist who has practiced general urology for twenty years. He is a member of the American Medical Association, Oklahoma State Medical Association, South Central Urological Association and the American Urological Association. Dr. Blue has been a sole practitioner in private practice for the past twenty years. Dr. Blue joined the Board of Directors of the Company in August 1996 and is responsible for supervising and continuing the development of all medical aspects of the MedCare program, as well as interacting and answering questions from other doctors utilizing the MedCare Program.

     GEORGE NAGY (Age 41) Mr. Nagy is the Chairman and CEO of eReliable Commerce, Inc. eReliable Commerce is one of the first B2B transaction settlement hubs in the world. Mr. Nagy formed eReliable Commerce in August of 1999 and divineinterVentures and HP funded eReliable in the 1st round on March 15th, 2000. Mr. Nagy has 17 years of information technology experience including domestic and international executive management with companies such as PLATINUM technology, Inc., Digital Equipment Corporation and AT&T. Mr. Nagy has built effective teams for marketing, sales, and customer services for the above organizations. He has also taken an Internet access company public on the VSE and filed a SEC form 10SB registration for NASDAQ. At PLATINUM technology, Inc. he was the VP of Worldwide Business Development and Channel Sales. Mr. Nagy's organization generated over $50 million in incremental revenues in less then 18 months while he was at PLATINUM. PLATINUM technology, Inc. was a $1 billion independent software vendor (ISV) traded on NASDQ-PLAT. Platinum was acquired by Computer Associates in July of 1999, NYSE-CA. During his tenure at Digital Equipment he ran a $100 million business for the Digital Network Business Products Division with marketing, sales and customer service responsibility. While at Digital, Mr. Nagy had P&L responsibility. Digital's Network Products Business Unit was sold to Cabletron Systems in June 1997. Mr. Nagy holds a Bachelors degree in Business Administration from Madonna University.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("the Commission"). Directors, officers and greater than 10 percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Commission pursuant to
Section 16(a). The Company is not aware of any beneficial owner of more than 10 percent of its registered Common Stock for purposes of Section 16(a).

     Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during fiscal 1999 all filing requirements applicable to its directors and executive officers were satisfied.


Director Compensation
---------------------

     The Company's employees receive no extra pay for serving as directors. Non-employee directors are reimbursed for any out-of-pocket meeting expenses and are compensated with stock options.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

                                PROPOSAL NO. 2:

  The ratification of the appointment of Arthur Andersen LLP as the Company's independent auditor

     The Board of Directors has appointed Arthur Andersen LLP as independent auditors for the Company for the fiscal year ending December 31, 2000. Stockholders are being asked to ratify this selection at the Annual Meeting. Arthur Andersen LLP is a global professional services firm and has been rated the number one firm overall every year since 1981 in a national poll of university accounting professors conducted by Public Accounting Report, an independent news publication. As one of the "Big Five" accounting firms, Arthur Andersen has more than 100,000 clients through 382 offices in 81 countries and is the largest accounting firm in Chicago.

     It is not expected that the representatives of Arthur Andersen LLP will attend the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITOR.

Security Ownership of Management and Principal Stockholders
-----------------------------------------------------------

     The following table sets forth, as of April 14, 2000, the beneficial ownership of the Company's Common Stock by each nominee, director and executive officer of the Company, each person known by the Company to beneficially own more than 5% of the Company's Common Stock outstanding as of such date and the executive officers and directors of the Company as a group.


                                 Number of Shares
Person or Group                  of Common Stock         Percent
---------------                  ----------------        -------
Harmel S. Rayat                      2,000,000           17.9%
216-1628 West First Avenue
Vancouver, B.C.  V6J 1G1 Canada

Jeffrey S. Aronin (1)                  503,450            4.5%
1515 West 22nd Street
Oak Brook, Illinois 60523

Gregory Wujek (1)                      131,500            1.2%
1515 West 22nd Street
Oak Brook, Illinois 60523

Alan P. Jagiello (1)                    41,000             .4%
1515 West 22nd Street
Oak Brook, Illinois 60523

Dr. Michael M. Blue (1)                124,000            1.1%
500 E. Robinson St., Suite 700
Norman, Oklahoma 73071

Lyons Capital Corporation (2)          600,000            5.4%
24 Reid Street
Hamilton, HM11
Bermuda

Directors and Executive Officers     2,799,950           25.0%
as a group (5 persons)

(1)  Includes 500,000, 130,000, 38,750, and 120,000 shares for Mssrs. J. Aronin,
     G. Wujek, A. Jagiello and Dr. Blue, respectively, which may be acquired pursuant to options granted and exercisable within 60 days of April 14, 2000, under the Company's stock option plans.

(2) Includes 300,000 shares which may be acquired pursuant to warrants granted and exercisable within 60 days of April 14, 2000.

Voting Intentions of Certain Beneficial Owners and Management.
-------------------------------------------------------------

     The Company's directors and officers have advised the Company that they will vote the 2,011,200 shares owned or controlled by them FOR each of the Proposals in this Proxy Statement. These shares represented 19.9% of the outstanding Common Stock of the Company as of April 14, 2000.

Remuneration and Executive Compensation
---------------------------------------

     The following table shows, for the three-year period ended December 31, 1999, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for such year, to the Company's Chief Executive Officer and the Company's other most highly compensated executive officers. Except as set forth on the following table, no executive officer of the Company had a total annual salary and bonus for 1999 that exceeded $100,000.

Summary Compensation Table

                                                                     Securities
                                                                     Underlying
Name and                                                               Options         All Other
Principal Position           Year     Salary      Bonus     Other      Granted       Compensation
------------------           ----    --------    -------    -----    -----------     ------------
Jeff Aronin                  1999    $200,000    $25,000        $0     150,000          $12,000
CEO, President               1998    $118,750    $51,000        $0     100,000          $12,000
                             1997    $ 46,433    $     0        $0     500,000          $ 3,000

Greg Wujek                   1999    $110,000    $15,000        $0     165,000          $ 3,600
Chief Operating Officer      1998    $ 95,000    $27,500        $0     155,000          $ 3,600
                             1997    $ 12,050    $     0        $0           0          $     0

Alan Jagiello                1999    $ 99,167    $23,500        $0     280,000          $     0
Chief Financial Officer      1998    $  7,437    $     0        $0           0          $     0
                             1997    $      0    $     0        $0           0          $     0

STOCK OPTION GRANTS IN 1999

     Shown below is further information regarding employee stock options awarded during 1999 to the named officers and directors:

                        Number of      % of Total
                        Securities      Options
                        Underlying     Granted to      Exercise     Expiration
Name                     Options       Employees        Price          Date
------------            ----------     ----------      --------     ----------

Jeff Aronin               150,000             18%         $3.00           2008

Greg Wujek                 40,000              5%         $6.50           2008
                          125,000             15%         $3.00           2008

Alan Jagiello             155,000             19%         $6.50           2008
                          125,000             15%         $3.00           2008

AGGREGATED OPTION EXERCISES DURING 1999 AND YEAR-END OPTION VALUES

     The following table shows certain information about unexercised options at year-end with respect to the named officers and directors:

                    Common Shares
                    Underlying                      Value of Unexercised
                    Unexercised Options             In-The-Money Options
                    on 12/31/99                     on 12/31/99
                    ---------------------------     --------------------------
Name                Exercisable   Unexercisable     Exercisable  Unexercisable
----                -----------   -------------     -----------  -------------
Jeff Aronin            500,000         250,000              $0             $0
Greg Wujek             130,000         190,000              $0             $0
Alan Jagiello           38,750         241,250              $0             $0


     There were no options exercised by any of the officers listed above in 1999.

     The value of the options is calculated using the fair market value of the Company's Common Stock on December 31, 1999 ($2.09 per share) minus the exercise price per share, of the in-the-money options, multiplied by the number of shares subject to each option.

EMPLOYMENT CONTRACTS

     On December 15, 1998, the Company entered into an employment agreement with Jeff Aronin, CEO and President. The employment agreement is for two years from December 9, 1998 and automatically extended for successive one-year periods unless the Company or Mr. Aronin delivers to the other party written notice specifying such party's intent not to extend or re-extend the term for an additional one-year period. The employment agreement entitles Mr. Aronin to receive an annual base salary of not less than $200,000. In addition to the base salary, Mr. Aronin will be eligible for an annual bonus for each fiscal year during the term based on such performance standards as the Board or compensation committee designated by the Board may establish. The Company also entered into a stock option agreement with Mr. Aronin, which grants him an option to purchase 500,000 shares at $6.50 per share and an additional option to purchase 100,000 shares at $6.00. Upon any change in control, all of the aforementioned options vest immediately.

Copies of Form 10-KSB
---------------------

     The Company hereby undertakes to provide without charge to each person, including any beneficial owner, to whom a copy of this Proxy Statement has been delivered, on the written request of any such person, a copy of the Company's most recent Form 10-KSB. Written requests for such copies should be directed to Alan P. Jagiello, the Secretary of the Company, at 1515 West 22nd Street, Suite 1210, Oak Brook, Illinois 60523.

                           MEDCARE TECHNOLOGIES, INC.
                       1515 WEST 22nd STREET, SUITE 1210
                           OAK BROOK, ILLINOIS 60523

                 PROXY FOR 2000 ANNUAL MEETING OF STOCKHOLDERS

     This proxy is solicited on behalf of the Board of Directors of Medcare
                               Technologies, Inc.

     The undersigned, a stockholder of Medcare Technologies, Inc. (the "Company") hereby constitutes and appoints each of Mr. Jeff Aronin and Mr. Alan Jagiello the attorney, agent and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of shares of the Common Stock of the Company standing in the name of the undersigned or in respect of which the undersigned is entitled to vote, with all powers of the undersigned would process if personally present at such meeting upon the following matters, and otherwise in his discretion:

                                                       FOR  AGAINST  ABSTENTION
                                                       ---  -------  ----------
ITEM 1.   To elect directors to serve until the
          next annual meeting of stockholders
          or until their successors are elected
          and have qualified.
               Mr. Jeff Aronin                         [  ]   [  ]      [  ]
               Dr. Michael M. Blue                     [  ]   [  ]      [  ]
               Mr. Greg Wujek                          [  ]   [  ]      [  ]
               Mr. Alan Jagiello                       [  ]   [  ]      [  ]
               Mr. George Nagy                         [  ]   [  ]      [  ]

ITEM 2.   To ratify the appointment of Arthur          [  ]   [  ]      [  ]
          Andersen LLP, as independent auditors
          of the Company for the fiscal year
          ending December 31,1999.

ITEM 3.   To transact any such other business as
          may properly come before the meeting or
          an adjournment (s) thereof.

     If no direction is indicated, this proxy will be voted in the discretion of the proxy holder. Please date, sign, and print your name on this proxy exactly as your name appears on your stock certificate and return immediately to the address printed above in the enclosed self-addressed stamped envelope.

DATED: __________________________  SIGNATURE: ________________________________

NO. OF SHARES: __________________  PRINT NAME: _______________________________